UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 22, 2022

Date of Report (Date of earliest event reported)

IG ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39579	85-2096362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Park Ave. South, 8th Floor New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 765-5588

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	IGACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	IGAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	IGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 22, 2022, IG Acquisition Corp., a Delaware corporation (“IGAC”), PlayUp Limited, an Australian public company (the “Company”), Maple Grove Holdings Public Limited Company, a public limited company incorporated in the Republic of Ireland (“Parent”), and Project Maple Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”) entered into a Business Combination Agreement (the “BCA”) and IGAC, the Company and Parent entered into a Scheme Implementation Deed (“SID”). The following descriptions of the BCA and SID do not purport to be complete and are qualified in their entirety by reference to the full text of the BCA and SID, copies of which are included as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Business Combination Agreement and Scheme Implementation Deed

Subject to the terms and conditions set forth in the BCA and the SID, including the approval of IGAC’s stockholders, the parties thereto will enter into a business combination transaction (the “Proposed Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into IGAC with IGAC continuing as a direct, wholly-owned subsidiary of Parent.

Under the SID, the Company has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction which, if implemented, will result in all shares in the Company being cancelled in return for the issue of ordinary shares of Parent (“Parent Shares”), with Parent then being issued a share in the Company (“Company Shares”) (resulting in the Company becoming a wholly owned subsidiary of Parent), subject to Company shareholder approval, Australian court approval and the satisfaction of various conditions.

Consideration

Subject to the terms and conditions set forth in the BCA and the SID, shareholders of the Company will receive, in exchange for each Company Share, a number of Parent Shares equal to (a) 35,000,000 divided by, (b) a number equal to, as of the Record Date (as defined in the SID), (i) the total number of Company Shares on issue plus (ii) the total number of Company Shares issuable upon the conversion of options (other than unvested options issued to the Company’s employees), convertible notes and any other outstanding securities or rights that are convertible into Company Shares.

Under the BCA, in connection with the merger of Merger Sub with and into IGAC, (a) each share of IGAC’s Class A common stock, par value $0.0001 per share (“IGAC Class A Stock”) (other than any shares of IGAC Class A Stock issued upon any automatic conversion of the IGAC’s Class B common stock, par value $0.0001 per share (“IGAC Class B Stock”) pursuant to Section 4.3(b) of IGAC’s Certificate of Incorporation (“Class A Conversion Stock”)) will be cancelled and converted into the right to receive one Parent Share, (b) all shares of IGAC’s Class B Stock (and any shares of Class A Conversion Stock) will be converted into the right to receive an aggregate number of Parent Shares equal to the greater of (i) 2,500,000 and (ii) 5.75% of the total number of Parent Shares outstanding as of the closing of the Proposed Business Combination, (c) warrants held by public stockholders of IGAC will become exercisable for Parent Shares following the consummation of the Proposed Business Combination (“Parent Warrants”) and (d) private placement warrants held by IG Sponsor LLC (the “Sponsor”) will be cancelled, in each case, in accordance with the terms of the BCA.

Representations and Warranties

The BCA and SID, collectively, contain customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the BCA and the SID and their respective business operations and activities. The representations and warranties in the BCA and SID shall terminate and expire upon the occurrence of the closing of the transactions contemplated thereby.

Covenants

The BCA and SID, collectively, contain customary covenants of the parties thereto, including: (a) the requirement to use reasonable best efforts to take, or cause to be taken, all actions, to file, or cause to be filed, all documents and to do, or cause to be done, all things necessary, proper or advisable to consummate the Proposed Business Combination and the Scheme, (b) preparation and filing of a Registration Statement on Form F-4 with respect to the Parent Shares and Parent Warrants issuable in connection with the Proposed Business Combination, which Form F-4 will contain the proxy statement/prospectus for IGAC stockholders (the “Proxy Statement/Prospectus”); (c) restrictions on the conduct of the Company’s, IGAC’s and Parent’s respective businesses and (d) exclusivity provisions requiring, subject to certain exceptions, that the Company ensure that neither it nor any of its representatives solicits, invites, facilitates, encourages or initiates any Competing Proposal (as defined in the SID) and that IGAC will not, and will direct its representatives acting on its behalf not to, directly or indirectly, (i) solicit or initiate any inquiry, indication of interest, proposal or offer from any third party relating to a SPAC Competing Transaction (as defined in the BCA), (ii) participate in any discussions or negotiations with a third party regarding, or furnish or make available to a third party any information relating to the IGAC with respect to, a SPAC Competing Transaction, or (iii) enter into any understanding, arrangement, agreement, agreement in principle or other commitment (whether or not legally binding) with a third party relating to a SPAC Competing Transaction.

Conditions to Closing

Consummation of the Proposed Business Combination and the Scheme is subject to conditions that are customary for a transaction of this type, including, among others: (a) there being no temporary, preliminary or final order, decision or decree issued by any court of competent jurisdiction or government agency which restrains, prohibits, or prevents, implementation of the Scheme or the Proposed Business Combination; (b) approval by IGAC’s stockholders of certain proposals to be set forth in the Proxy Statement/Prospectus; (c) approval by the Company shareholders of the Scheme; (d) approval by an Australian court of the Scheme; (e) the Parent Shares and Parent Warrants to be issued pursuant to the BCA and the SID being approved for listing on the Nasdaq Capital Market; (e) the Form F-4 containing the Proxy Statement/Prospectus being declared effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”); and (f) the receipt of proceeds from (i) IGAC’s trust account following redemptions, (ii) equity and debt financing, together with cash available to be drawn at closing from equity and debt financing, and (iii) committed but unfunded equity and debt financing, being equal to or greater than $60 million, with at least $36 million in funds available or available to be drawn at closing (the “Minimum Committed Funds Condition”).

Termination

The BCA and SID each include termination provisions.

The SID may be terminated under certain customary and limited circumstances prior to 8:00am on the Second Court Date (as defined in the SID), including: (a) by either party if the other party has materially breached the SID and the party in breach has failed to remedy the breach within ten business days (or such shorter period ending at 5:00pm on the business day before the Second Court Date) after receipt by it of a notice in writing from the terminating party setting out details of the relevant circumstances giving rise to the breach and requesting the party in breach of the SID to remedy the breach; (b) by either party if the Federal Court of Australia or another government agency (including any other court) has taken any action permanently restraining or otherwise prohibiting or preventing the Proposed Business Combination, or has refused to do anything necessary to permit the Proposed Business Combination, and the action or refusal has become final and cannot be appealed or reviewed or the party, acting reasonably, believes that there is no realistic prospect of a successful appeal or review succeeding by June 30, 2023 (the “End Date”); (c) by either or a given party under certain circumstances, when a condition to closing is not satisfied (including by the Company if the Minimum Committed Funds Condition is incapable of being satisfied by the End Date); (d) if the BCA is terminated in accordance with its terms; (e) by either party if the Effective Date (as defined in the SID) for the Scheme has not occurred, or will not occur, on or before the End Date (as defined in the SID) on or before the End Date; (f) by the Company if a director of the Company changes, withdraws, or modifies their recommendation in respect of the Scheme that shareholders of the Company vote in favour of the Scheme, provided that such director of the Company has determined in good faith (after having received advice from its external legal advisors and, if appropriate, financial advisors), that failing to change, withdraw or modify such recommendation would constitute a breach of such director’s fiduciary or statutory duties to the shareholders of the Company; or (g) if the Board of Directors of the Company determines that a Competing Proposal is a Superior Proposal (as defined in the SID).

The BCA may be terminated under certain customary and limited circumstances prior to the Second Court Date, including (a) upon termination of the SID in accordance with Section 11.1 or 11.2 thereof, with the party entitled to terminate the SID therein being entitled to terminate the BCA; (b) by mutual written consent of IGAC and the Company, (b) by either IGAC or the Company if the Effective Date has not occurred prior to the End Date, (c) by either IGAC or the Company if IGAC fails to obtain approval of certain proposals to be set forth in the Proxy Statement/Prospectus, (e) by either IGAC or the Company if the SID has been terminated in accordance with its terms, (f) by IGAC if the Company, Parent or Merger Sub has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by the Company, Parent or Merger Sub, IGAC may not terminate the BCA pursuant to this provision for so long as the Company, Parent or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by IGAC to the Company and the End Date) or (g) by the Company if IGAC has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by IGAC, the Company may not terminate the BCA pursuant to this provision for so long as IGAC continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by the Company to IGAC and the End Date).

Related Agreements

Lock-Up Agreements

Prior to the Second Court Date, certain shareholders will enter into lock-up agreements (each, a “Lock-Up Agreement”) with Parent pursuant to which, among other things, such shareholders will agree not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Parent Shares beneficially owned by such shareholders immediately following the closing for a period of time beginning on the closing date of the Proposed Business Combination and ending on the one-year anniversary of the closing date. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Agreement

IGAC, the Company, Parent, Sponsor, and certain directors and officers of IGAC entered into a Sponsor Agreement (the “Sponsor Agreement”) pursuant to which the Sponsor and certain directors and officers of IGAC agreed with Parent to take, or not take, certain actions, including: (a) to vote any shares of common stock of IGAC owned by it (all such shares of common stock, the “Covered Shares”) in favor of the Proposed Business Combination and each other related proposal related at the IGAC stockholder meeting and any other special meeting of IGAC’s stockholders called for the purpose of soliciting the approval of IGAC’s stockholders in connection with the consummation of the Proposed Business Combination; (b) to vote the Covered Shares owned by it against any SPAC Competing Transaction, change in the capitalization of IGAC or any amendment of IGAC’s amended and restated certificate of incorporation except as contemplated by the BCA, and (c) not redeem any Covered Shares owned by it for redemption in connection with such shareholder approval.

Pursuant to the Sponsor Agreement, Sponsor and certain directors and officers of IGAC also agreed with Parent to certain standstill restrictions until the adjournment of third annual meeting of shareholders of Parent held following the closing of the Proposed Business Combination. These standstill restrictions include, but are not limited to, (a) engaging in any solicitation of proxies with respect to securities of Parent, (b) forming, joining or any way knowingly participating in any “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to the Parent Shares, (c) depositing any Parent Shares in a voting trust or subjecting any Parent Shares to any voting agreement, (d) seeking to submit or knowingly encouraging any person or entity to seek or submit any nominations in furtherance of the appointment, election or removal of directors on the Parent board, (e) making any shareholder proposal or publicly encouraging, initiating or supporting any third party proposal in respect of business combination involving Parent, (f) seeking, alone or in concert with others, representation on the Parent board, (g) advising, knowingly encouraging, knowingly supporting or knowingly influencing any person or entity with respect to the voting or disposition of any securities Parent at a meeting of shareholders and (viii) making any request or submitting any proposal to amend the terms of the Sponsor Agreement.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

The BCA contemplates that, prior to the Second Court Date, Parent, certain shareholders of Parent (after giving effect to the Transactions) will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) pursuant to which, among other things, Parent will agree to undertake certain shelf registration obligations in accordance with the Securities Act, and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Standby Equity Purchase Agreement

Concurrently with the parties entering into the BCA and SID, Parent entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”) pursuant to which, subject to the consummation of the Proposed Business Combination, Parent has the option, but not the obligation, to issue, and Yorkville shall subscribe for, an aggregate amount of up to $70 million of Parent Shares at the time of Parent’s choosing during the term of the agreement, subject to certain limitations, including caps on issuance and subscriptions based on trading volumes. Each advance under the SEPA (an “Advance”) may be for an aggregate amount of Parent Shares purchased at 97% of the Market Price during a one- or three-day pricing period elected by Parent. The “Market Price” is defined in the SEPA as the VWAP (as defined below) during the trading day, in the case of a one day pricing period, or the lowest daily VWAP of the three consecutive trading days, in the case of a three day pricing period, commencing on the trading day on which Parent submits an Advance notice to Yorkville. “VWAP” means, for any trading day, the daily volume weighted average price of Parent Shares for such date on Nasdaq as reported by Bloomberg L.P. during regular trading hours. The SEPA will continue for a term of three years commencing from the sixth trading day following the closing of the Proposed Business Combination. The foregoing description of the SEPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SEPA, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 22, 2022, IGAC and the Company issued a joint press release announcing the Proposed Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is an investor presentation that may be used by IGAC and the Company to discuss the Proposed Business Combination.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “positioned, ” “build,” “likely,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Proposed Business Combination, including the timing and structure of the Proposed Business Combination; the listing of Parent’s shares; the amount and use of the proceeds of the Proposed Business Combination; the Company’s future growth and innovations and offerings; the market size for digital betting and the Company’s ability to capture a share of that market; the ability of the Company to expand its market reach, including its ability to obtain new licenses and meet regulatory suitability requirements; the initial market capitalization of Parent; the amount of funds available in IGAC’s trust account as a result of stockholder redemptions or otherwise; and the anticipated benefits of the Proposed Business Combination. We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties, and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in IGAC’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2022, and in the proxy statement/prospectus to be filed by Parent in connection with the Proposed Business Combination, and other filings with the SEC, as well as factors associated with companies, such as the Company, that are engaged in digital betting, including anticipated trends, growth rates and challenges in those businesses and in the markets in which they operate; the ability to complete the Proposed Business Combination due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the definitive transaction agreement in respect of the transaction or otherwise; the occurrence of any event that could give rise to the termination of the definitive transaction agreement; risks related to the uncertainty of the forecasted financial information; the outcome of any legal proceedings that may be instituted against IGAC, the Company, or Parent related to the definitive transaction agreement or the Proposed Business Combination; risks related to the performance of the Company’s business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of the Company’s products; the effects of competition on the Company’s business; the failure to realize the anticipated benefits of the Proposed Business Combination; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the amount of redemption requests made by IGAC’s public stockholders; the risk that the Company may never achieve or sustain profitability; volatility in the price of IGAC’s securities; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination; and the risk that Parent’s securities will not be approved for listing on the Nasdaq or, if approved, maintain the listing. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that the Company, IGAC or Parent will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Important Information About the Proposed Transaction and Where to Find It

A full description of the terms of the transaction will be provided in the Form F-4 to be filed with the SEC by Parent, which registration statement will include a prospectus with respect to Parent’s securities to be issued in connection with the transaction and a proxy statement with respect to the stockholder meeting of IGAC to vote on the transaction. Parent and IGAC urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about Parent, IGAC, the Company, and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of IGAC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form F-4—including the proxy statement/prospectus and other documents filed with the SEC— without charge by directing a request to: Parent and IGAC at 251 Park Avenue South, 8th Floor New York, NY 10010 or via email at info@igacquisition.com . The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in Solicitation

Parent, IGAC, the Company and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of IGAC’s stockholders in respect of the transaction. Information about the directors and executive officers of IGAC is set forth in IGAC’s filings with the SEC. Information about the directors and executive officers of Parent and the Company and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to IGAC’s stockholders in connection with the Proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to Parent, IGAC, or the Company, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act or exemptions therefrom.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Business Combination Agreement, by and among IG Acquisition Corp., PlayUp Limited, Maple Grove Holdings Public Limited Company and Project Maple Merger Sub, LLC, dated as of September 22, 2022

2.2*	Scheme Implementation Deed, by and among IG Acquisition Corp., PlayUp Limited and Maple Grove Holdings Public Limited Company, dated as of September 22, 2022

10.1	Form of Lock-Up Agreement

10.2	Sponsor Agreement, by and among IG Acquisition Corp, PlayUp Limited, Maple Grove Holdings Public Limited Company, IG Sponsor LLC, and certain directors and officers of IGAC, dated as of September 22, 2022

10.3	Form of Amended and Restated Registration Rights Agreement

10.4	Standby Equity Purchase Agreement, by and between Parent and YA II PN, Ltd., dated as of September 22, 2022

99.1	Joint Press Release of IG Acquisition Corp. and PlayUp Limited, dated September 22, 2022.

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IG ACQUISITION CORP.

Date: September 22, 2022	By:	/s/ Christian Goode
	Name:	Christian Goode
	Title:	Chief Executive Officer